                                                                EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (33-65041 and 33-67622).





/s/ Arthur Andersen LLP

Chicago, Illinois
March 27, 1997